April 4, 2011

VIA EDGAR

The United States Securities and
Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-8629

Re:           Nationwide Life Insurance Company
Nationwide VLI Separate Account-4
File Numbers:  333-169789 and 811-08301

Dear Ms. Marquigny:

On behalf of Nationwide Life Insurance Company ("Nationwide") and its Nationwide VLI Separate Account-4 ("Variable Account"), we are filing this Pre-Effective Amendment No. 2 in response to oral comments received on February 17, 2011, and March 14, 2011.  This Pre-Effective Amendment No. 2 reflects redlined changes that are a result of Staff comments and other miscellaneous non-material disclosure changes.  All exhibits, financial statements, and other required disclosure are in included in this Pre-Effective Amendment No. 2.

This filing is being made electronically via EDGAR in accordance with Regulation S-T.

Nationwide acknowledges that:

•
should the Commission or the Staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing nor does the participation in the comment process;

•
the action of the Commission or the Staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the insurance company from its full responsibility for the adequacy and accuracy of the disclosure in the filing nor does participation in the comment process; and

•
the insurance company may not assert this action or participation in the comment process as defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Please contact me directly at (614) 677-5276 should you have any questions regarding this filing.

Sincerely,

/s/CHRISTINE WALKUP
Christine Walkup
Assistant General Counsel

cc: Paige L. Ryan, Managing Counsel